UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2004

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On March 12, 2004, we filed our Form 10-K for the year ended December 31, 2003 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”). Since that time, significant events have occurred that have materially adversely affected our financial condition and results of operations. These events include a further decrease in the domestic passenger mile yield and near historically high levels of aircraft fuel prices. We described these events, among others, in our SEC filings, including our Form 10-Qs for the quarters ended March 31, 2004 (the “March 10-Q”) and June 30, 2004 (the “June 10-Q”), and in a press release issued on September 8, 2004 (the “September 8 press release”), which we furnished on Form 8-K.

     In our March 10-Q and our June 10-Q, we discussed the possibility that we may need to file for bankruptcy protection. The June 10-Q states that “[i]f we cannot make substantial progress in the near term toward achieving a competitive cost structure that will permit us to regain sustained profitability and access the capital markets on acceptable terms, we will need to seek to restructure our costs under Chapter 11 of the U.S. Bankruptcy Code.” It also states, among other things, that if pilots retire prior to their normal retirement at age 60 at greater than historical levels, this could disrupt our operations, negatively impact our revenue and increase our pension funding obligations.

     In the September 8 press release, we described key elements of our plan intended to improve the customer traveling experience and to achieve significant cost savings. We also stated that “as a result of the rapid deterioration of [our] financial condition due to low yields, high fuel prices, [our] uncompetitive labor costs, and [our] high debt burden, coupled with a possible operational disruption from anticipated pilot early retirements, bankruptcy is a real possibility. We’re working hard and fast to avoid it... but if the pilot early retirement issue is not resolved before the end of the month, or if all of the pieces don’t come together in the near term, we will have to restructure through the courts.”

     Following the issuance of the September 8 press release, we planned to reissue our Consolidated Financial Statements in the Form 10-K for incorporation into another document. Accordingly, we updated our Consolidated Financial Statements, including the Notes thereto, to disclose the developments discussed above. In addition, Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, has issued a new Report of Independent Registered Public Accounting Firm (“Independent Auditors’ Report”) that contains an explanatory paragraph which makes reference to the uncertainty about our ability to continue as a going concern (the “Going Concern Uncertainty”). The reissued Independent Auditors’ Report is attached as Exhibit 99.1.

     As required under accounting principles generally accepted in the United States (“GAAP”), we have also revised the Consolidated Financial Statements in our Form 10-K to be consistent with the presentation of our Condensed Consolidated Financial Statements in the June 10-Q. These revisions are limited to miscellaneous reclassifications and reclassifications that provide better clarity about our Mainline and Regional Affiliate operations, all of which are reflected in the June 10-Q. In all other respects, the revised Consolidated Financial Statements are identical to the Consolidated Financial Statements included in our Form 10-K. The reclassifications in our Consolidated Financial Statements are unrelated to the Going Concern Uncertainty and do not impact our net income (loss) for the periods presented. The revised Consolidated Financial Statements are attached as Exhibit 99.3.

     We have updated the “Business Environment” section in Note 1 of the Notes to the Consolidated Financial Statements (“Notes”) in the Form 10-K to reflect the Going Concern Uncertainty, as well as made other changes in the Notes to reflect the reclassifications described above. The revised Notes are attached as Exhibit 99.4.

     We have updated the “Business Environment” section of Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) in the Form 10-K to reflect the Going Concern Uncertainty, as well as made other changes in the “Results of Operations” sections of MD&A to reflect the reclassifications described above. These revised sections are attached as Exhibit 99.5 and 99.6.

     Selected Financial Data in the Form 10-K has also been revised to be consistent with the revised Consolidated Financial Statements and is attached as Exhibit 99.7.

     Exhibits 99.1, 99.3, 99.4, 99.5, 99.6 and 99.7 replace the corresponding items in and are incorporated in our Form 10-K. Exhibit 99.2 is a copy of the Report of Independent Public Accountants dated January 23, 2002 and is identical to that filed with the Form 10-K.

     The “Risk Factors Relating to the Airline Industry and Delta” (“Risk Factors”) section of MD&A in our June 10-Q is incorporated by reference into this Form 8-K and supplements and amends the corresponding section in our Form 10-K. The Risk Factors are attached as Exhibit 99.8.

     The Audit Committee of the Board of Directors discussed the matters reflected in this Form 8-K with Deloitte.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Report of Independent Registered Public Accounting Firm issued September 14, 2004
Exhibit 99.2	Copy of Report of Independent Public Accountants dated January 23, 2002, in the same form as filed in the Form 10-K
Exhibit 99.3	Consolidated Financial Statements
Exhibit 99.4	Notes to the Consolidated Financial Statements
Exhibit 99.5	Business Environment of Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.6	Results of Operations — 2003 Compared to 2002 and Results of Operations – 2002 Compared to 2001 of Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.7	Selected Financial Data
Exhibit 99.8	Risk Factors Relating to the Airline Industry and Delta
Exhibit 99.9	Consent of Independent Registered Public Accounting Firm

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.
By:	/s/ Edward H. Bastian
Edward H. Bastian
Senior Vice President – Finance and Controller

Date: September 15, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Report of Independent Registered Public Accounting Firm issued September 14, 2004
99.2	Copy of Report of Independent Public Accountants dated January 23, 2002, in the same form as filed in the Form 10-K
99.3	Consolidated Financial Statements
99.4	Notes to the Consolidated Financial Statements
99.5	Business Environment of Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.6	Results of Operations — 2003 Compared to 2002 and Results of Operations – 2002 Compared to 2001 of Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.7	Selected Financial Data
99.8	Risk Factors Relating to the Airline Industry and Delta
99.9	Consent of Independent Registered Public Accounting Firm